Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Network Media, Inc. (the “Company”) on Form 10-K for the period ended December 31, 2014 (the “Report”), I, HuiAn Peng, Chief Executive Officer and Interim Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2015	By:	/s/ HuiAn Peng
HuiAn Peng
Chief Executive Officer and Interim Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)